Exhibit 99.1

TheStreet, Inc. Enters into Agreement to Sell its Institutional Business

NEW YORK, December 6, 2018 -- TheStreet, Inc. (Nasdaq: TST), a leading financial news and information company, today announced that it has entered into a definitive purchase agreement (the “Agreement”) to sell its institutional business units, The Deal and BoardEx (the “B2B Business”), for $87.3 million to Euromoney Institutional Investor PLC (“Euromoney”), the global business information and events group. The Agreement was unanimously approved by TheStreet’s Board of Directors (the “Board”) upon recommendation of the special committee of independent directors. The decision to sell the institutional business is part of the Board’s ongoing review of strategic alternatives to enhance shareholder value.

The Company expects that a substantial portion of the net proceeds from the sale will be distributed to TheStreet’s stockholders. The Board is evaluating the various ways to complete this distribution, including, among other factors, the timing and amount of such distribution.

“The primary goal of our Board and management team has always been to maximize shareholder value, and the sale of our B2B business to Euromoney is a unique opportunity to do just that,” said David Callaway, President and Chief Executive Officer. “Our Board decided this was the best path to maximize value following our recent sale of RateWatch.”

The Deal and BoardEx, which reported revenue of $23.8 million in 2017, has offices located in New York, London, Wisconsin, Washington DC, San Francisco and Chennai, India. TheStreet acquired The Deal in 2012 and BoardEx in 2014.

Following the close of the sale of the B2B Business, the Company will continue to execute on its business plan of providing exceptional coverage of the financial markets with a focus on subscription revenue. The Company’s consumer businesses, led by its namesake website, TheStreet.com, houses premium subscription products that target varying segments of the retail investing public. The Company has reported improving metrics for its B2C subscription business over the last few quarters including an increase in new orders, average price, bookings, conversion and renewal rates. The Board will also continue to explore strategic alternatives for its consumer business.

The Company also expects to reduce its public company costs and corporate overhead following closing of the sale of its B2B Business given the reduction in overall headcount and operations. With that in mind, David Callaway, the Company’s current Chief Executive Officer, has announced his intention to resign following the completion of the transaction. The Company will then be led by Eric Lundberg as Chief Executive Officer, who will also continue his role as Chief Financial Officer, and Margaret de Luna, current President of the Company’s consumer business, who will assume the role of President and Chief Operating Officer.

Jim Cramer, Founder and Director, remarked, “The Company is in a better place since Dave took over and we thank him for his contributions and efforts. I have full confidence in Eric and Margaret’s ability to manage the consumer business on a standalone basis and I look forward to continuing to build upon our recent success while the Board explores strategic opportunities for the Company.”

The sale of the B2B Business is subject to the approval of a majority of the outstanding shares of common stock in TheStreet under Delaware law and is expected to be submitted for stockholder approval in the first quarter of 2019. No other regulatory approvals are expected to be required to complete the transaction and no dissenters or appraisal rights are triggered by the transaction.

Moelis & Company LLC acted as the sole financial advisor to TheStreet on the transaction. Orrick, Herrington & Sutcliffe LLP acted as legal advisor to TheStreet.

Conference Call
TheStreet management will hold a conference call for investors this morning, Thursday, December 6, 2018 at 9:00 a.m. EST. To participate in the call, please dial 877-830-2649 (domestic) or 785-424-1824 (international). The conference code is 4291735.

About TheStreet, Inc.

TheStreet, Inc. (NASDAQ: TST, www.t.st) is a leading financial news and information provider to investors and institutions worldwide. The Company’s flagship brand, TheStreet (www.thestreet.com), has produced unbiased business news and market analysis for individual investors for more than 20 years. The Company’s portfolio of institutional brands includes The Deal (www.thedeal.com), which provides actionable, intraday coverage of mergers, acquisitions and all other changes in corporate control and BoardEx (www.boardex.com), a relationship mapping service of corporate directors and officers.

About Euromoney Institutional Investor PLC

Euromoney Institutional Investor PLC (“Euromoney”) is a global, multi-brand information business which provides critical data, price reporting, insight, analysis and must-attend events to financial services, commodities, telecoms and legal markets. Euromoney is listed on the London Stock Exchange and is a member of the FTSE 250 share index. www.euromoneyplc.com

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, the Company plans to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”), in connection with the solicitation of proxies for a meeting of TheStreet’s stockholders to be called at a future date (the “meeting”). Promptly after filing its Proxy Statement in definitive form with the SEC, the Company will mail or otherwise furnish the Proxy Statement to each stockholder entitled to vote at the meeting. Stockholders are urged to read the Proxy Statement (including any amendments or supplements thereto) and any other relevant documents that the Company will file with the SEC when they become available because they will contain important information about the proposed transaction and related matters. Stockholders may obtain, free of charge, copies of the Proxy Statement (if and when available) and any other documents filed by the Company with the SEC in connection with the transaction at the SEC’s website (http://www.sec.gov), from the Company’s website at http://investor-relations.thestreet.com/investor-relations or by contacting the investor relations department of the Company at: TheStreet, Inc., Attn: Investor Relations, 14 Wall Street, New York, New York telephone (212) 321-5000.

Participation in the Solicitation

The Company and its directors and executive officers are participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 16, 2018. To the extent that holdings of the Company’s securities by its directors and executive officers have changed since the amounts shown in Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 or Form 5 filed with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC.

Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our planned sale of our B2B Business and ongoing review of our B2C Business. Such forward-looking statements are subject to risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission (“SEC”) that could cause actual results to differ materially from those reflected in the forward-looking statements. Factors that might contribute to such differences include, among others, failure of our stockholders to approve the B2B sale, economic downturns and the general state of the economy, including the financial markets and mergers and acquisitions environment; our ability to drive revenue, and increase or retain current subscription revenue, particularly in light of the investments in our expanded news operations; our ability to develop new products; competition and other factors set forth in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. All forward-looking statements contained herein are made as of the date of this press release. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results or occurrences. The Company disclaims any obligation to update these forward-looking statements, whether as a result of new information, future developments or otherwise.

Contacts:

Kate Beers

Brunswick Group

212-333-3810

TheStreet@brunswickgroup.com